EXHIBIT 99.1

                         DESCRIPTION OF CAPITAL STOCK

         The following descriptions of the Company's securities are qualified in all respects by reference to the Company's Restated Certificate of Incorporation and By-laws, copies of which are included as exhibits to the Registration Statement of which this Prospectus forms a part.

         The authorized capital stock of the Company consists of (i) 75,000,000 shares of common stock, $0.01 par value per share ("Common Stock"), and (ii) 10,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock").

COMMON STOCK

         Holders of Common Stock are entitled to one vote per share in all matters to be voted on by the shareholders. Holders of Common Stock vote as a single class with holders of Preferred Stock. See "Preferred Stock." Subject to the preferences that may be applicable to any Preferred Stock then outstanding, holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. The Company has never paid or declared a dividend on its Common Stock. The Company currently intends to retain any future earnings to finance operations and therefore does not anticipate paying any cash dividends in the foreseeable future. In addition, the terms of the Company's credit agreements with various lenders place certain restrictions on the Company's ability to pay cash dividends on its Common Stock. In the event of liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of the Company's liabilities and the liquidation preference, if any, of any then outstanding shares of Preferred Stock. Holders of Common Stock have no preemptive rights and no rights to convert their Common Stock into any other securities, and there are no redemption or sinking fund provisions with respect to such shares. The rights, preferences and privileges of holders of Common Stock are subject to, and may be materially adversely affected by, the rights of the holders of shares of any series of Preferred Stock which the Company may designate and issue in the future. All outstanding shares of Common Stock are fully paid and non-assessable. The shares of Common Stock offered by this Prospectus will, upon conversion of the Series C Preferred Stock or Series D Preferred Stock in accordance with the terms of each or upon exercise of the warrants and payment of the exercise price in connection therewith, will be fully paid and non-assessable.

PREFERRED STOCK

    The Board of Directors is authorized, subject to limitations prescribed by Delaware law, to provide for the issuance of up to 10,000,000 shares of preferred stock, $0.01 par value per share, in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding) without further vote or action by the stockholders. The Board of Directors is authorized to issue Preferred Stock with voting, conversion and other rights and

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preferences that could adversely affect the voting power or other rights of the holders of Common Stock.

         The Board of Directors has the authority, without further action by the stockholders, to issue from time to time, from the authorized but unissued Preferred Stock, shares of preferred stock with voting rights and other rights and preferences that may be great than the rights of the Common Stock. The Board of Directors, without stockholder approval, can from time to time issue preferred stock with voting, conversion and other rights that could adversely affect the voting rights and other rights of the holders of Common Stock. Preferred Stock could be issued quickly with terms intended to delay or prevent a change in control of the Company without any further action by the stockholders.

SERIES A PREFERRED STOCK

         The rights, preferences and limitations of the Series A Preferred Stock are as follows:

         Conversion. Each holder of Series A Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series A Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series A Preferred Stock to be converted by a fraction, the numerator of which is the original issue price and the denominator of which is 74% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding conversion (the "Series A Conversion Price"). On the date that is two
(2) years from the original issue date for each holder of Series A Preferred Stock all shares of the Series A Preferred Stock then held by such holder shall, without any action on the part of such holder, be automatically converted into the number of shares of Common Stock determined by multiplying the number of shares of Series A Preferred Stock then held by such holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series A Conversion Price. Prior to such mandatory conversion date, however, no holder of Series A Preferred Stock may convert Series A Preferred Stock into shares of Common Stock to the extent that the number of shares of Common Stock beneficially owned by such holder and its affiliates immediately after such conversion would be more than 4.9% of the shares of Common Stock then outstanding.

         Dividends. Commencing on the date of issuance, a stated dividend (the "Series A Stated Dividend") accrues quarterly in arrears at the rate of five dollars ($5.00) per annum with respect to each issued share of Series A Preferred Stock and shall be payable on the last trading day of each fiscal quarter of the Company. Such Series A Stated Dividends are cumulative and are payable upon conversion, whether or not earned or declared.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series A Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock

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designated by the Board of Directors in the future to be senior to, or on a parity with the Series A Preferred Stock with respect to liquidation preferences, the holders of each share of Series A Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original issue price per share of Series A Preferred Stock held by any holder, plus the Series A Stated Dividend accruing to the Series A Preferred Stock pursuant to the terms thereof (the "Series A Liquidation Value"). If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders are insufficient to pay the holders of the Series A Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series A Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series A Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series A Liquidation Value payable upon all shares of Series A Preferred Stock then outstanding.

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series A Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series A Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series A Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series A Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series A Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, each share of Series A Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series A Preferred Stock.

         Redemption. The Series A Preferred Stock may not be redeemed by the Company.

SERIES B PREFERRED STOCK

         The rights, preferences and limitations of the Series B Preferred Stock are as follows:

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         Conversion. Each holder of Series B Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series B Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series B Preferred Stock to be converted by a fraction, the numerator of which is the original issue price and the denominator of which is 75% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding conversion (the "Series B Conversion Price"). On the date that is two
(2) years from the original issue date for each holder of Series B Preferred Stock all shares of the Series B Preferred Stock then held by such holder shall, without any action on the part of such holder, be automatically converted into the number of shares of Common Stock determined by multiplying the number of shares of Series B Preferred Stock then held by such holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series B Conversion Price. Prior to such mandatory conversion date, however, no holder of Series B Preferred Stock may convert Series B Preferred Stock into shares of Common Stock to the extent that the number of shares of Common Stock beneficially owned by such holder and its affiliates immediately after such conversion would be more than 4.9% of the shares of Common Stock then outstanding.

         Dividends. Commencing on the date of issuance, a stated dividend (the "Series B Stated Dividend") accrues quarterly in arrears at the rate of seven dollars ($7.00) per annum with respect to each issued share of Series B Preferred Stock and shall be payable on the last trading day of each fiscal quarter of the Company. Such Series B Stated Dividends are cumulative and are payable upon conversion, whether or not earned or declared.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series B Preferred Stock, and subject to the liquidation rights and preferences of the Series A Preferred Stock and any other class or series of preferred stock designated by the Board of Directors to be senior to the Series B Preferred Stock with respect to liquidation preferences, the holders of each share of Series B Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series B Preferred Stock held by any holder, plus all Series B Stated Dividends that have become due but have not been paid, and all accrued but not yet due dividends, to the date of final distribution (whether earned or not) (the "Series B Liquidation Preference"). The Series B Preferred Stock ranks on liquidation junior to the Series A Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock are not sufficient to pay in full the preferential amount required to be distributed to the holders

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of the Series B Preferred Stock and of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock will be distributed to the holders of the Series B Preferred Stock and of the shares of all other classes or series that are on a parity as to distributions on liquidation with the Series B Preferred Stock ratably in accordance with the respective amount of the Series B Liquidation Preferences of the shares held by each of them. After payment of the full amount of the Series B Liquidation Preference (including accumulated unpaid dividends and accrued dividends) and accumulated and accrued dividends to which holders of Series B Preferred Stock are entitled, the holders of Series B Preferred Stock will not be entitled to any further distribution of assets of the Company. Neither a consolidation or merger of the Company with another company, nor a sale or transfer of all or any part of the Company's assets for cash or securities, will be considered a liquidation, dissolution, or winding-up of the Company.

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series B Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series B Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series B Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series B Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series B Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a class, each share of Series B Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series B Preferred Stock.

         Redemption. The Series B Preferred Stock may not be redeemed by the Company.

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SERIES E PREFERRED STOCK

         The rights, preferences and limitations of the Series E Preferred Stock are as follows:

         Conversion. Beginning March 4, 1999, each holder of Series E Preferred Stock shall have the right, at such holder's option, to convert during any five
(5) trading day period up to a maximum of 420 shares of Series E Preferred Stock held by such holder into the number of shares of Common Stock determined by multiplying the number of shares of Series E Preferred Stock to be converted by a fraction, the numerator of which is the original issue price of the Series E Preferred Stock and the denominator of which is the average of the closing bid price of the Common Stock for the three (3) trading days immediately prior to the day of the conversion.

         Automatic Cancellation. If a holder of Series E Preferred Stock converts Series E Preferred Stock into Common Stock and thereafter sells the converted shares of Common Stock within five (5) trading days of the conversion date, the proceeds from such sale, after brokers' commissions and expenses but before payment of any tax liabilities resulting from the sale, will be added to an account of the selling Series E holder(s) (the "Stockholder's Total Value Account"). If a holder of Series E Preferred Stock converts Series E Preferred Stock into Common Stock and thereafter does not sell the converted shares of Common Stock within five (5) trading days of the conversion date, a dollar amount equal to the conversion price for such converted shares of Common Stock multiplied by the number of such converted shares of Common Stock held in excess of five (5) trading days, will be added to the Stockholder's Total Value Account. Once the aggregate dollar amount of all Stockholders' Total Value Accounts exceeds $1,050,000, any and all remaining, unconverted shares of Series E Preferred Stock will be automatically canceled by the Company without consideration.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its

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insolvency, before any distribution or payment is made to any holders of Common
Stock or any other class or series of capital stock of the Company designated to be junior to the Series E Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with the Series E Preferred Stock with respect to liquidation preferences, the holders of each share of Series E Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to $1,050,000 minus the aggregate amount of all actual cash proceeds received from the sale of Common Stock upon conversion of Series E Preferred Stock (the "Series E Liquidation Value"). The Series E Liquidation Value will be distributed pro rata to the holders of the Series E Preferred Stock in proportion to the number of shares held by each such holder of Series E Preferred Stock. The Series E Preferred Stock will rank junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, but senior to the Common Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of Series E Preferred Stock the full amounts to which they otherwise would be entitled, the holders of Series E Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective Series E Liquidation Value amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series E Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series E Liquidation Value payable upon all shares of Series E Preferred Stock then outstanding.

         Dividends. In the event that the Board of Directors declares a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series E Preferred Stock will be entitled to the amount of dividends on the Series E Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by each holder thereof could then be converted

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series E Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series E Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series E Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters

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submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series E Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series E Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series E Preferred Stock, voting together as a class, each share of Series E Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series E Preferred Stock.

         Redemption. The Series E Preferred Stock may not be redeemed by the Company.

SERIES F PREFERRED STOCK

         The rights, preferences and limitations of the Series F Preferred Stock are as follows:

         Conversion. Beginning June 30, 1998, a maximum aggregate amount of 200 shares of Series F Preferred Stock (calculated for all holders of Series F Preferred Stock) may be convertible in any five (5) trading day period. Each holder of Series F Preferred Stock shall have the right to convert the shares of Series F Preferred Stock held by such holder (subject to the maximum aggregate amount of 200 shares of Series F Preferred Stock convertible into Common Stock during each five (5) day trading period) into the number of shares of Common Stock determined by multiplying the number of shares of Series F Preferred Stock to be converted by a fraction the numerator of which is the original issue price of the Series F Preferred Stock and the denominator of which is the average of the closing bid price of the Common Stock for the three (3) trading days immediately prior to the date of the conversion.

         Automatic Cancellation. If a holder of Series F Preferred Stock converts Series F Preferred Stock into Common Stock and thereafter sells the Converted Shares of Common Stock within five (5) trading days of the conversion date, the dollar amount of the net proceeds from such sale, after brokers' commissions and expenses but before payment of any tax liabilities resulting from the sale, will be added to the account of the selling Series F holder that for purposes of this provision shall be called the following: (1) the "GDLP Total Value Account" (reflecting the conversion of up to 1,500 shares of Series F Preferred Stock issued to Generic Distributors Limited Partnership ("GDLP") in connection with a certain Asset Purchase Agreement by and among the Company, Generic Distributors Incorporated, GDLP, United Pharmacists Inc., and Mr. Donald Couvillon ("Couvillon"), dated as of December 15, 1997, as amended (the "Asset Purchase Agreement"); (2) the "GDLP Deficiency in Net Proceeds Total Value Account" (reflecting the issuance of any Additional Series F Shares (as that term is defined in Amendment No. 1 to the Asset Purchase Agreement); (3) the "Couvillon Total Value Account" (reflecting the conversion of up to 700 shares of Series F Preferred Stock issued to Couvillon pursuant to the Asset Purchase

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Agreement); and (4) the "Johnson Total Value Account" (reflecting the conversion of up to 700 shares of Series F Preferred Stock issued to Mr. Sidney Johnson ("Johnson") pursuant to the Asset Purchase Agreement). The GDLP Total Value Account, the GDLP Deficiency in Net Proceeds Total Value Account, the Couvillon Total Value Account and the Johnson Total Value Account shall be collectively known as the "Stockholders' Total Value Accounts."

         If a holder of Series F Preferred Stock converts Series F Preferred Stock into Common Stock and thereafter does not sell the converted shares of Common Stock within five (5) trading days of the conversion date, then a dollar amount equal to the conversion price for such converted shares of Common Stock multiplied by the number of such converted shares of Common Stock held in excess of such five (5) trading days, will be added to the applicable Stockholder's Total Value Account (that is, the GDLP Total Value Account, the GDLP Deficiency in Net Proceeds Total Value Account, the Couvillon Total Value Account or the Johnson Total Value Account, as the case may be). Once the aggregate dollar amount of the GDLP Total Value Account equals or exceeds $100,000, any and all remaining unconverted shares of Series F Preferred Stock held by GDLP (with the exception of any Additional Series F Shares issued pursuant to Section 1.05(e) of the Asset Purchase Agreement) will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the GDLP Deficiency in Net Proceeds Total Value Account equals or exceeds the Deficiency in Net Proceeds, any and all remaining unconverted Additional Series F Shares held by GDLP will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the Couvillon Total Value Account exceeds $50,000, any and all remaining, unconverted shares of Series F Preferred Stock held by Couvillon will be automatically canceled by the Company without consideration. Once the aggregate dollar amount of the Johnson Total Value Account exceeds $50,000, any and all remaining, unconverted shares of Series F Preferred Stock held by Johnson will be automatically canceled by the Company without consideration.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series F Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with, the Series F Preferred Stock with respect to liquidation preferences, the holders of each share of Series F Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to $500,000, minus the aggregate amount of all actual cash proceeds received from the sale of Common Stock issued upon conversion of Series F Preferred Stock (the "Series F Liquidation Value"). The Series F Liquidation Value shall be distributed pro rata to the holders of the Series F Preferred Stock in proportion to the number of shares held by each such holder of Series F Preferred Stock. The Series F Preferred Stock will rank on a parity with the Series E Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series F Preferred Stock the full Liquidation Value to which they otherwise would be entitled, the holders of Series F Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective Series F Liquidation Value amount which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series F Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series F Liquidation Value amount payable upon all shares of Series F Preferred Stock then outstanding.

         Dividends. In the event that the Board of Directors declares a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series F Preferred Stock will be entitled to the amount of dividends on the Series F Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series F Preferred Stock held by each holder thereof could then be converted.

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series F Preferred Stock is entitled to vote on all matters and is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series F Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series F Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters submitted to the stockholders of the Company. Notwithstanding the foregoing, for so long as there are any shares of Series F Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or the Certificate of Designation of the Series F Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series F Preferred Stock, voting together as a class, each share of Series F Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series F Preferred Stock.

         Redemption. The Series F Preferred Stock may not be redeemed by the Company.

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SERIES G PREFERRED STOCK

         The rights, preferences and limitations of the Series G Preferred Stock are as follows:

         Conversion. Beginning ninety (90) days after the original issue date, each holder of Series G Preferred Stock is entitled to convert the shares of Series G Preferred Stock held by such holder into the number of shares of Common Stock determined by multiplying the number of shares of Series G Preferred Stock to be converted by a fraction, the numerator of which is the original issue price of such Series G Preferred Stock and the denominator of which is the average of the closing bid price of the Common Stock for the three (3) trading days immediately preceding conversion date. Each holder of Series G Preferred Stock will have the right to convert, in any three (3) day trading period, up to
(i) 100 shares of Series G Preferred Stock, or (ii) the number of shares of Series G Preferred Stock that will convert into a number of shares of Common Stock equal to 5% of the average daily trading volume of the Common Stock, whichever amount is larger.

         Automatic Cancellation. If a holder of Series G Preferred Stock converts Series G Preferred Stock into Common Stock and thereafter sells the converted shares of Common Stock within two (2) trading days of the conversion date, the net proceeds from the sale will be added to the account of the selling holder(s) of Series G Preferred Stock that for purposes of this provision shall be called the "Series G Preferred Stockholder's Total Value Account." If a holder of Series G Preferred Stock converts Series G Preferred Stock into Common Stock and thereafter does not sell the converted shares of Common Stock within two (2) trading days of the conversion date, then a dollar amount equal to the conversion price for such converted shares of Common Stock multiplied by the number of such converted shares of Common Stock held in excess of such two (2) trading days, will be added to the applicable Series G Stockholder's Total Value Account. Once the aggregate dollar amount of the Stockholder's Total Value Account equals or exceeds an amount equal to the number of shares of Series G Preferred Stock issued by the Company on the $550,000, any and all remaining unconverted shares of Series G Preferred Stock will be automatically canceled by the Company without consideration.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series G Preferred Stock (if any), and subject to the liquidation rights and preferences of any class or series of preferred stock issued in the future and designated by the Board of Directors to be senior to, or on a parity with the Series G Preferred Stock with respect to liquidation preferences, the holders of each share of Series G Preferred Stock shall be entitled to be paid first out of the assets of the Company available for

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distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an aggregate amount equal to the number of unconverted shares of Series G Preferred Stock then held by such holder multiplied by $100, minus the aggregate amount of all actual cash proceeds received from the sale of Common Stock issued upon conversion of Series G Preferred Stock (the "Series G Liquidation Value"). The Series G Liquidation Value shall be distributed pro rata to the holders of the Series G Preferred Stock in proportion to the number of shares held by each such holder of Series G Preferred Stock. The Series G Preferred Stock will rank junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, but senior to the Common Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series G Preferred Stock the full Series G Liquidation Value to which they otherwise would be entitled, the holders of Series G Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective Series G Liquidation Value amount which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series G Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series G Liquidation Value amount payable upon all shares of Series G Preferred Stock then outstanding.

         Dividends. Commencing on the original issue date and continuing thereafter until there are no shares of Series G Preferred Stock outstanding, each holder of Series G Preferred Stock will be entitled to receive a dividend of six dollars ($6.00) per share per annum (the "Series G Stated Dividend"). The Series G Stated Dividend shall be payable on the last day of each month after the original issue date. Series G Stated Dividends shall be payable by the Company in cash or Common Stock at the sole discretion of the Company, whether or not earned or declared. In the event that the Board of Directors declares a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series G Preferred Stock shall be entitled to the amount of dividends on the Series G Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series G Preferred Stock held by each holder thereof could then e converted.

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, the Series G Preferred Stock is not entitled to vote on any matter.

         Redemption. At any time after the original issue date and at the sole discretion of the Company, the Company may redeem from each holder of shares of Series G Preferred Stock, any number of shares of Series G Preferred Stock as so determined by the Company. The Series G Preferred Stock shall be redeemed by paying for each share in cash an amount equal to the original issue price for each such share. Any amount paid by the Company to the holders of Series G Preferred Stock pursuant to a redemption shall be added to the Series G Preferred Stockholder's Total Value Account and such amount shall be used in calculating the automatic cancellation provisions of the Series G Preferred Stock.

SERIES H PREFERRED STOCK

         The rights, preferences and limitations of the Series H Preferred Stock are as follows:

         Conversion. Each holder of Series H Preferred Stock shall have the right to convert at any time after one year from the original issuance date any of the shares of Series H Preferred Stock held by such holder into the number of shares of Common Stock determined by multiplying the number of shares of Series H Preferred Stock to be converted by a fraction the numerator of which is the original issue price of the Series H Preferred Stock, and the denominator of which is the applicable Conversion Price; provided that in no event shall any holder of Series H Preferred Stock convert more than twenty percent (20%) of such holder's shares of Series H Preferred Stock in any period of seven (7) consecutive days. On the second anniversary of the date hereof, all outstanding shares of Series H Preferred Stock shall automatically be converted into such number of fully paid and non-assessable shares of Common Stock as shall be determined by multiplying the number of shares of Series H Preferred Stock to be converted by a fraction, the numerator of which is the Original Issue Price, and the denominator of which is 67% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding any conversion date. Additionally, in no event shall any holder of Series H Preferred Stock, prior to earlier to occur of the delivery of a mandatory redemption notice by the Company or a change in control of the Company, be entitled to convert Series H Preferred Stock into shares of Common Stock to the extent that such conversions when taken together with all other conversions of shares of Series H Preferred Stock shall exceed 19.9% of the issued and outstanding shares of Common Stock of the Company on the original date of issuance of Series H Preferred Stock; provided that if such conversions exceed 19.9% the Company at its sole option shall either (i) redeem any shares of Series H Preferred Stock submitted for conversion in excess of 19.9% for an amount equal to 150% of the original issue price, (ii) obtain approval of its stockholders for the issuance of such additional shares of Common Stock or (iii) do a combination of any of the foregoing. Notwithstanding the foregoing, upon the delivery of a mandatory redemption notice or upon the consummation of a change in control of the Company, all such shares of Series H Preferred Stock then outstanding shall be converted into Common Stock.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series H Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated by the Board of Directors in the future to be senior to or on a parity with the Series H Preferred Stock with respect to liquidation preferences, the holder of each share of Series H Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original issue price per share of Series H Preferred Stock held by any holder (the "Series H Liquidation Value"). The Series H Preferred Stock shall rank on liquidation junior to the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock, but senior to the Common Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of the Series H Preferred Stock the full amount to which they otherwise would be entitled, the holders of Series H Preferred Stock shall share ratably in any distribution of available assets pro rata in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of the Series H Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series H Liquidation Value payable upon all shares of Series H Preferred Stock then outstanding.

         Dividends. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series H Preferred Stock shall be entitled to the amount of dividends on the Series H Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series H Preferred Stock held by each holder thereof could then be converted. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series H Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Series H Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities or such other assets receivable by them during such period, giving application to all other adjustments called for during such period under the terms of the Series H Preferred Stock.

         Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, the Series H Preferred Stock is not entitled to vote on any matter.

         Redemption. The Series H Preferred Stock may not be redeemed by the Company.

SERIES I PREFERRED STOCK

         The rights, preferences and limitations of the Series I Preferred Stock are as follows:

         Conversion. Each holder of shares of Series I Preferred Stock is entitled, at its option, subject to the following provisions of this paragraph, to convert all or a portion of such holder's shares of Series I Preferred Stock and accrued but unpaid dividends on shares of Series I Preferred Stock into shares of Common Stock at any time until April 30, 2002 (the "Mandatory Conversion Date") at a conversion price for each share of Common Stock (the "Series I

Conversion Rate") equal to (i) the average the closing bid price of the Common Stock for the three (3) trading days (which need not be consecutive) selected by the holder from the five (5) trading days ending on the trading day immediately before the relevant Conversion Date multiplied (ii) by eighty percent (80%). All shares of Series I Preferred Stock together with accrued and unpaid dividends not converted as of the Mandatory Conversion Date shall be automatically converted, without further action of any kind by the Company or any of its agents, employees or representatives, as of the Mandatory Conversion Date at the Series I Conversion Rate applicable on the Mandatory Conversion Date. Subject to certain exception, including Mandatory Conversion, no holder of Series I Preferred Stock may convert any shares of Series I Preferred Stock to the extent that, after such conversion, the holder and its affiliates would beneficially own more than 9.99% of the outstanding shares of Common Stock. Anything in the terms of the Series I Preferred Stock to the contrary notwithstanding, in the event the Company breaches the provisions of Section 7.3 or 7.4 of the Securities Purchase Agreement dated May 13, 1999 by and among the Company and the holders of Series I Preferred Stock, the Conversion Rate will be amended to be equal to (i) 90% of (ii) the Conversion Rate determined in accordance with the other provisions of the Series I Preferred Stock without regard to this provision.

         Liquidation. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holders of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series I Preferred Stock, and subject to the liquidation rights and preferences of any class or series of Preferred Stock designated by the Board of Directors in the future to be senior to, or on a parity with, the Series I Preferred Stock with respect to liquidation preferences, the holders of each share of Series I Preferred Stock shall be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the Original Issue Price per share of Series I Preferred Stock held by any holder, plus accrued and unpaid dividends pursuant to the terms of the Series I Preferred Stock (the "Liquidation Value"). For purposes hereof, the Series I Preferred Stock will rank junior to the Series A, Series B, Series C, Series D, Series E, Series F, Series G, and Series H Stock, and senior to the Common Stock.

         Voting. Except as otherwise expressly provided in the terms of the Series I Preferred Stock or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series I Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series I Preferred Stock could be converted, pursuant to theterms of the Series I Preferred Stock, at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series I Preferred Stock and Common Stock shall vote together (or render written consents in lieu of a vote) as a, single class on all matters submitted to the stockholders of the Corporation. For so long as there are any shares of Series I Preferred Stock outstanding, the Company may not amend its Certificate of Incorporation or this Certificate of Designation without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series I Preferred Stock, voting together as a class, each share of Series I Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series I Preferred Stock. The creation of other classes or series of Preferred Stock having voting powers, preferences and relative, participating, optional and other special rights or provisions of any kind different from or superior to those of the Series I Preferred Stock shall be deemed not to adversely affect the rights of the holders of the Series I Preferred Stock.

         Redemption. At any time prior to the Conversion Date, the Company shall have the right to redeem all or any portion of the then outstanding shares of Series I Preferred Stock then held by the holder in cash. The holder of Series I Preferred Stock may require the Company to redeem the Series I Preferred Stock if the Company breaches the provisions of Section 7.3 or 7.4 of the Securities Purchase Agreement dated May 13, 1999 by and among the Company and the holders of Series I Preferred Stock. The holder of Series I Preferred Stock may also require the Company to redeem the Series I Preferred Stock if the Company is unable to issue Common Stock upon a notice of conversion because of limitations on its authorized shares or because of regulations of the principal securities market on which the Common Stock is listed or traded. The redemption price for Series I Preferred Stock shall be 125% of the original purchase price, plus accrued dividends.

SERIES J PREFERRED STOCK

         The rights, preferences and limitations of the Series J Preferred Stock are as follows:

         VOTING. Except as expressly provided below or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series J Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series J Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series J Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. For so long as there are any shares of Series J Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or this Certificate of Designation without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series J Preferred Stock, voting together as a class, each share of Series J Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series J Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series J Preferred Stock either as to dividends or upon liquidation shall not be deemed to adversely affect the rights of the holders of Series J Preferred Stock.

         CONVERSION. On the earlier of (i) 90 days from the original issue date for each holder of Series J Preferred Stock, or (ii) the date on which a registration of the Common Stock issuable upon conversion of the Series J Preferred Stock on Form SB-2 or Form S-3 is declared effective by the Securities and Exchange Commission, each holder of Series J Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series J Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series J Preferred Stock to be converted by a fraction, the numerator of which is the original issue price and the denominator of which is 80% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding the conversion notice from a holder (the "Series J Conversion Price"). In the event of a sale of all or substantially all of the assets of the Company or merger of the Company (a "Fundamental Change"), each share of Series J Preferred Stock outstanding as of the date of the consummation or closing thereof shall be converted automatically, without any further action by the holders of Series J Preferred Stock, into the number of shares of Common Stock determined by multiplying the number of shares of Series J Preferred Stock then held by each holder by a fraction, the numerator of which is the original issue price and the denominator of which is 80% of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding the consummation or closing of the transaction. On or after July 8, 2001, the Company may, upon notice to the holders of Series J Preferred Stock, convert all shares of the Series J Preferred Stock into the number of shares of Common Stock determined by multiplying the number of shares of Series J Preferred Stock then held by each holder by a fraction, the numerator of which is the original issue price and the denominator of which is 80%
of the average of the closing bid price of the Common Stock for the five (5) trading days immediately preceding the conversion notice to the holders. Prior to a mandatory conversion in the event of a Fundamental Change or a conversion initiated by the Company on or after July 8, 2001, however, no holder of Series J Preferred Stock may convert Series J Preferred Stock into shares of Common Stock to the extent that the number of shares of Common Stock beneficially owned by such holder and its affiliates immediately after such conversion would be more than 4.99% of the shares of Common Stock then outstanding. In addition, in no event shall any holder of Series J Preferred Stock, prior to the delivery of a mandatory redemption or conversion notice by the Company or a Fundamental Change, be entitled to convert Series J Preferred Stock into shares of Common Stock to the extent that such conversions when taken together with all other conversions of shares of Series J Preferred Stock shall exceed 19.9% of the issued and outstanding shares of Common Stock of the Company on the original date of issuance of Series J Preferred Stock; provided, if such conversions exceed 19.9%, the Company shall redeem any shares of Series J Preferred Stock submitted for conversion in excess of 19.9% for an amount equal to the original issue price, divided by 80%. Notwithstanding the foregoing, upon the delivery of a mandatory redemption notice or upon the consummation of a Fundamental Change, all such shares of Series J Preferred Stock then outstanding shall be converted into Common Stock.

         In the event that entirely due to the Company's direct or indirect actions or to its failure to act (the "Company's Actions"), the Company fails to deliver the number of whole shares of Common Stock issuable upon conversion (the "Conversion Stock") by the date that is three trading days after receipt of the holder's conversion notice (the "Delivery Date"), the Corporation shall pay late payments to the holder seeking conversion (the "Converting Holder") pursuant to the following schedule: (i) for the sixth business day following the Delivery Date, $100 for each $10,000 of liquidation value of Conversion Stock, (ii) for the seventh business day following the Delivery Date, $200 for each $10,000 of liquidation value of Conversion Stock, (iii) for the eighth business day following the Delivery Date, $300 for each $10,000 of liquidation value of Conversion Stock, (iv) for the eighth business day following the Delivery Date, $400 for each $10,000 of liquidation value of Conversion Stock, (v) for the ninth business day following the Delivery Date, $500 for each $10,000 of liquidation value of Conversion Stock, for the tenth or more business day following the Delivery Date, $500 plus an additional $200 for each $10,000 of liquidation value of Conversion Stock for each additional business day in which the Conversion Stock is not delivered.

         DIVIDENDS. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series J Preferred Stock shall be entitled to the amount of dividends on the Series J Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series J Preferred Stock held by each holder thereof could then be converted. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock or (ii) other assets (excluding cash dividends or distributions), then and in each such event, provision shall be made so that the holders of the Series J Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Series J Preferred Stock been converted into Common Stock on the date of such event.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holder of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series J Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated by the Board of Directors to be senior to the Series J Preferred Stock with respect to liquidation preferences, the holders of each share of Series J Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series J Preferred Stock held by any holder (the "Series J Liquidation Preference"). The Series J Preferred Stock shall rank on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock and Series I Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series J Preferred Stock are not sufficient to pay in full, the preferential amount required to be distributed to the holders of the Series J Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series J Preferred Stock will be distributed to the holders of the Series J Preferred Stock ratably in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series J Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series J Liquidation Value payable upon all shares of Series J Preferred Stock then outstanding.

         VOTING. Except as expressly provided in the terms of the Series J Preferred Stock or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series J Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series J Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series J Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. For so long as there are any shares of Series J Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or the terms of the Series J Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series J Preferred Stock, voting together as a class, each share of Series J Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series J Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series J Preferred Stock either as to dividends or upon liquidation shall not be deemed to adversely affect the rights of the holders of Series J Preferred Stock.

         REDEMPTION. At any time after the original issue date and at the sole discretion of the Company, the Company may redeem from each holder of shares of Series J Preferred Stock, any number of shares of Series J Preferred Stock by giving written notice to the holders of shares of Series J Preferred Stock to be redeemed of its election to redeem such shares. The Company shall pay in cash an amount equal to the original issue price of the shares to be redeemed, divided by 80%.

SERIES K PREFERRED STOCK

         The rights, preferences and limitations of the Series K Preferred Stock are as follows:

         VOTING. Except as expressly provided below or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series K Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series K Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series K Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. For so long as there are any shares of Series K Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or this Certificate of Designation without the approval, by vote or written consent, of the holders of at least 75% of the then outstanding shares of Series K Preferred Stock, voting together as a class, each share of Series K Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series K Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series K Preferred Stock either as to dividends or upon liquidation shall not be deemed to adversely affect the rights of the holders of Series K Preferred Stock.

         CONVERSION. On January 15, 2000, each holder of Series K Preferred Stock has the right to convert during any five (5) trading day period up to twenty percent (20%) of the shares of Series K Preferred Stock held by such holder into a number of shares of Common Stock determined by multiplying the number of shares of Series K Preferred Stock to be converted by a fraction the numerator of which is the original issue price and the denominator of which is the applicable conversion price (the "Series K Conversion Price"). The Series K Conversion Price shall mean: (i) 80% of the three day average quoted price for the three trading days immediately preceding the conversion notice from a holder (the "Conversion Notice Date"), for the period from January 15, 2000, up to (but not including) April 1, 2000, (ii) 75% of the two day average quoted price for the two trading days immediately preceding the Conversion Notice Date, for the period from April 1, 2000 up to (but not including) July 1, 2000, and (iii) 70% of the quoted price for the trading day immediately preceding the Conversion Notice Date, for the period from and after July 1, 2000. In the event of a sale of all or substantially all of the assets of the Company or merger of the Company (a "Fundamental Change"), each share of Series K Preferred Stock outstanding as of the date of the consummation or closing thereof shall be converted automatically, without any further action by the holders of Series K Preferred Stock, into the number of shares of Common Stock determined by multiplying the number of shares of Series K Preferred Stock then held by each holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series K Conversion Price. On or after November 3, 2001, the Company may, upon notice to the holders of Series K Preferred Stock, convert all shares of the Series K Preferred Stock into the number of shares of Common Stock determined by multiplying the number of shares of Series K Preferred Stock then held by each holder by a fraction the numerator of which is the original issue price and the denominator of which is the applicable Series K Conversion Price. Prior to the delivery of a mandatory redemption or conversion notice by the Company, a Fundamental Change or an event of default, if as a result of any change in the listing status of the Company, NASD Rule 4460 or its equivalent applies to the Company, no holder of Series K Preferred Stock shall be entitled to convert Series K Preferred Stock into shares of Common Stock to the extent that such conversions when taken together with all other conversions of shares of Series K Preferred Stock shall exceed 19.9% of the issued and outstanding shares of Common Stock of the Company on the original date of issuance of Series K Preferred Stock; provided, if such conversions exceed 19.9%, the Company at its sole option shall either (i) redeem any shares of Series K Preferred Stock submitted for conversion in excess of 19.9% for an amount equal to the original issue price, divided by one minus the Discount Rate, (ii) obtain approval of its stockholders for the issuance of such additional shares of Common Stock, or
(iii) do a combination of any of the foregoing. In addition, notwithstanding anything herein to the contrary, except in the event of a Fundamental Change or an event of default, no holder of Series K Preferred Stock shall have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series K Preferred Stock if and to the extent that the issuance to such holder of shares of Series K Preferred Stock upon such conversion would result in such holder being deemed the beneficial owner of more than four and ninety nine one-hundredths (4.99%) percent of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The "Discount Rate" shall mean: (i) 15%, for the period from the date of the initial issuance of Series K Preferred Stock (but not including) the later of (x) January 15, 2000, and (y) six months from the original issue date, (ii) 20%, for the period from the later of (x) January 15, 2000, and (y) six months from the original issue date, up to (but not including) April 15, 2000, (ii) 25%, for the period from April 15, 2000 up to (but not including) July 15, 2000, and (iv) 30%, for the period from and after July 15, 2000. Notwithstanding the foregoing, upon the delivery of a mandatory redemption notice or upon the consummation of a Fundamental Change, all such shares of Series K Preferred Stock then outstanding shall be converted into Common Stock.

         In the event that entirely due to the Company's direct or indirect actions or to its failure to act (the "Company's Actions"), the Company fails to deliver the number of whole shares of Common Stock issuable upon conversion (the "Conversion Stock") by the date that is three trading days after receipt of the holder's conversion notice (the "Delivery Date"), the Corporation shall pay late payments to the holder seeking conversion (the "Converting Holder") pursuant to the following schedule: (i) for the sixth business day following the Delivery Date, $100 for each $10,000 of liquidation value of Conversion Stock, (ii) for the seventh business day following the Delivery Date, $200 for each $10,000 of liquidation value of Conversion Stock, (iii) for the eighth business day following the Delivery Date, $300 for each $10,000 of liquidation value of Conversion Stock, (iv) for the eighth business day following the Delivery Date, $400 for each $10,000 of liquidation value of Conversion Stock, (v) for the ninth business day following the Delivery Date, $500 for each $10,000 of liquidation value of Conversion Stock, for the tenth or more business day following the Delivery Date, $500 plus an additional $200 for each $10,000 of liquidation value of Conversion Stock for each additional business day in which the Conversion Stock is not delivered.

         DIVIDENDS. If the Board of Directors shall declare a cash dividend payable upon the then outstanding shares of Common Stock, the holders of the Series K Preferred Stock shall be entitled to the amount of dividends on the Series K Preferred Stock as would be declared payable on the largest number of whole shares of Common Stock into which the shares of Series K Preferred Stock held by each holder thereof could then be converted. In the event the Company shall make or issue, or shall fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution with respect to the Common Stock payable in (i) securities of the Company other than shares of Common Stock or (ii) other assets (excluding cash dividends or distributions), then and in each such event provision shall be made so that the holders of the Series K Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the number of securities or such other assets of the Company which they would have received had their Series K Preferred Stock been converted into Common Stock on the date of such event.

         LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of its insolvency, before any distribution or payment is made to any holder of Common Stock or any other class or series of capital stock of the Company designated to be junior to the Series K Preferred Stock, and subject to the liquidation rights and preferences of any class or series of preferred stock designated by the Board of Directors to be senior to the Series K Preferred Stock with respect to liquidation preferences, the holders of each share of Series K Preferred Stock will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, whether such assets are capital, surplus or earnings, an amount equal to the original price per share of Series K Preferred Stock held by any holder (the "Series K Liquidation Preference"). The Series K Preferred Stock shall rank on liquidation junior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock. If, upon liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds of those assets, available for distribution to the holders of the Series K Preferred Stock are not sufficient to pay in full, the preferential amount required to be distributed to the holders of the Series K Preferred Stock, then the assets, or the proceeds of those assets, that are available for distribution to the holders of Series K Preferred Stock will be distributed to the holders of the Series K Preferred Stock ratably in proportion to the respective liquidation preference amounts which would otherwise be payable upon liquidation with respect to the outstanding shares of Series K Preferred Stock if all liquidation preference amounts with respect to such shares were paid in full, based upon the aggregate Series K Liquidation Value payable upon all shares of Series K Preferred Stock then outstanding.

         VOTING. Except as expressly provided in the terms of the Series K Preferred Stock or as otherwise required by the General Corporation Law of the State of Delaware, each holder of Series K Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest whole number of shares of Common Stock into which such holder's shares of Series K Preferred Stock could be converted at the record date for the determination of stockholders entitled to vote on any matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law, the holders of shares of Series K Preferred Stock and Common Stock shall vote together (or render written consent in lieu of a vote) as a single class on all matters submitted to the stockholders of the Corporation. For so long as there are any shares of Series K Preferred Stock outstanding, the Corporation shall not amend its Certificate of Incorporation or the terms of the Series K Preferred Stock without the approval, by vote or written consent, of the holders of at least a majority of the then outstanding shares of Series K Preferred Stock, voting together as a class, each share of Series K Preferred Stock to be entitled to one vote in each instance, if such amendment would adversely affect the rights of the holders of Series K Preferred Stock; provided that the creation, or increase in the authorized number of shares, of any class or series of stock ranking senior to or on a parity with the Series K Preferred Stock either as to dividends or upon liquidation shall not be deemed to adversely affect the rights of the holders of Series K Preferred Stock.

         REDEMPTION. At any time after the original issue date and at the sole discretion of the Company, the Company may redeem from each holder of shares of Series K Preferred Stock, any number of shares of Series K Preferred Stock by giving written notice to the holders of shares of Series K Preferred Stock to be redeemed of its election to redeem such shares, except that, the holder shall have the right upon receipt of such written notice to convert any or all shares of Series K Preferred Stock. The Company shall pay in cash an amount equal to the original issue price of the shares to be redeemed, divided by one minus the applicable Discount Rate (as defined above).

DELAWARE LAW

    The Company is subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date that the person became an interested stockholder unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a "business combination" includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the stockholder. Generally, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the Company's voting stock.

    As a result of the foregoing provisions, the acquisition of the Company by means of a tender offer, a proxy contest or otherwise and the removal of incumbent officers and directors could be made more difficult. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate with the Company first. The Company believes that the benefits of increased protection of the Company's potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

TRANSFER AGENT

    The Transfer Agent and Registrar for the Common Stock is The American Stock Transfer & Trust Company, located at 40 Wall Street, New York, NY 10005.